UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 1, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14787 (Commission File Number)	38-3430473 (IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI (Address of Principal Executive Offices)	48098 (Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
FORWARD LOOKING STATEMENTS
SIGNATURE

ITEM 8.01 OTHER EVENTS
On February 3, 2006, the United States Trustee convened a meeting of creditors of Delphi Corporation (“Delphi” or the “Company”) pursuant to section 341 of the United States Bankruptcy Code (the “Bankruptcy Code”). A section 341 meeting is a statutorily mandated meeting of creditors, presided over by the United States Trustee, at which a debtor’s representatives appear. All creditors of the debtor are entitled to attend a section 341 meeting. A copy of the slides that were presented by the Company at its section 341 meeting (the “Slides”) is available free of charge via the internet at www.delphidocket.com.
In addition, on February 1, 2006, Delphi and certain of its subsidiaries which have filed voluntary petitions for chapter 11 reorganization under the Bankruptcy Code (collectively, the “Debtors”) filed certain amendments to its Schedules of Assets and Liabilities and Statements of Financial Affairs (the “Schedules and Statements”) that were referenced in Delphi’s Form 8-K dated January 20, 2006. The amendments reflect a decrease of the Debtors’ total liabilities on an unconsolidated basis of approximately $1.2 billion related to certain intercompany accounts maintained within the equity section of the Debtors’ books and records. The total assets and liabilities included in the Schedules and Statements include intercompany obligations and accounts between Debtors or between Debtors and related non-Debtors. Because intercompany obligations and accounts between Debtors or between Debtors and related non-Debtors are eliminated in Delphi's consolidation, these amendments have no impact or effect on Delphi's consolidated financial position. Accordingly, the Schedules and Statements, as amended, disclose Debtors’ total assets (on an aggregate but unconsolidated basis) of approximately $16.4 billion and total liabilities (on an aggregate but unconsolidated basis) of approximately $24.8 billion as of the dates specified therein.
The Schedules and Statements now classify certain of the Debtors’ intercompany accounts as unliquidated. The Schedules and Statements and amendments may be accessed free of charge via the internet at www.delphidocket.com.
FORWARD LOOKING STATEMENTS
Some of the information included in the Slides, as well as other statements made by Delphi, may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession (“DIP”) facility; the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company’s United States Securities and Exchange Commission reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and current reports on Form 8-K. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.
Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company’s public statements in response to the request submitted to the United States Trustee for the appointment of a statutory equity committee, holders of Delphi’s common stock and other equity interests (such as options) should assume that they will not receive value as part of a plan of reorganization. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing and as stated in its October 8, 2005 press release announcing the filing of its chapter 11 reorganization cases, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: February 6, 2006
By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)